Exhibit A


                                   CSW ENERGY
                        LETTERS OF CREDIT AND GUARANTEES

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

                            FEES     FEES      REFERENCE
PROJECT     *     AMOUNT     PD     PAYABLE     NUMBER     MATURITY     BENEFICIARY     OBLIGOR     PURPOSE     AUTHORITY



None Outstanding as of September 30, 1998.
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